United States
Securities and Exchange Commission
Washington, D.C. 20579

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 26, 2019
(Date of earliest event reported)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On April 26, 2019, following the Littelfuse, Inc. 2019 Annual Meeting of Stockholders, Mr. Ronald L. Schubel retired as a director of Littelfuse, Inc. Mr. Schubel's decision to retire was as a result of him reaching the retirement age established in our Corporate Governance Guidelines, and was not the result of any disagreement with the Company or its Board of Directors. As a result of Mr. Schubel's retirement, the Board of Directors decreased the number of members of the Board from ten to nine.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On April 26, 2019, the Company held its 2019 Annual Meeting of Stockholders. A quorum was present at the meeting as required by the Company’s Bylaws. The results of voting for each matter submitted to a vote of stockholders at the meeting are as follows.

Proposal 1: Election of Directors

The nine director nominees were elected to serve as directors until the 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, by the votes set forth below.

Nominee	For	Against	Abstain	Broker Non-Votes
Kristina A. Cerniglia	22,677,159	28,443	7,937	960,330
Tzau-Jin Chung	22,093,796	611,349	8,394	960,330
Cary T. Fu	22,677,196	27,896	8,447	960,330
Anthony Grillo	22,001,684	703,424	8,431	960,330
David W. Heinzmann	22,439,775	265,181	8,583	960,330
Gordon Hunter	21,459,807	1,245,511	8,221	960,330
John E. Major	15,290,206	7,415,082	8,251	960,330
William P. Noglows	22,320,946	384,362	8,231	960,330
Nathan Zommer	21,543,837	1,121,567	48,135	960,330

Proposal 2: Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers, by the votes set forth below.

For	Against	Abstain	Broker Non-Votes
21,830,047	865,293	18,199	960,330

Proposal 3: Approval and Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Auditors

The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 28, 2019 was approved and ratified, by the votes set forth below.

For	Against	Abstain
23,641,278	15,061	17,530

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LITTELFUSE, INC.

Date: April 29, 2019	By: /s/ Ryan K. Stafford
Ryan K. Stafford Executive Vice President, Chief Legal and Human Resources Officer and Corporate Secretary